UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported): August 21, 2002


                  The Phoenix Group Corporation

     (Exact name of registrant as specified in its charter)

       Delaware             000-20354            23-2596710
    (State or other     (Commission File       (IRS Employer
    Jurisdiction of           No.)           Identification No.)
    incorporation)
   801 East Campbell          75081
   Road, Suite 450,        (Zip Code)
   Richardson, Texas
 (Address of Principal
  Executive Offices)


 Registrant's telephone number,including area code:214.382.3630


      801 East Campbell Road, Suite 345, Richardson, Texas
  (Former name or former address, if changed since last report)


Item 5.        Other Events

     As previously announced in a press release dated August 21, 2002, The Phoenix Group Corporation ("The Phoenix Group") filed for protection under Chapter 11 of the federal bankruptcy statutes. The petition was filed with the federal bankruptcy court located in Wilmington, Delaware on August 21, 2002.


          (c)  Exhibits

               99.1  Press Release dated August 21, 2002.

      SIGNATURE  Pursuant to the requirements of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     		The Phoenix Group Corporation


                                 /s/ Ronald E. Lusk
Date                             Ronald E. Lusk
September 9, 2002                Chairman